UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2013

ENVIVIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35205	94-3353255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oyster Point Boulevard, Suite 325 South San Francisco, CA		94080
(Address of principal executive offices)		(Zip Code)

(650) 243-2700

(Registrant’s telephone number,

including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”) was held on July 17, 2013. At the Annual Meeting, the following proposals were voted upon and approved:

Proposal 1: To elect three Class I directors to serve until the 2016 Annual Meeting of Stockholders or until their successors are elected and qualified.

Directors	For	Withheld
Edward A. Gilhuly	16,600,236	122,247
Corentin du roy de Blicquy	16,465,081	257,402
Julien Signes	16,580,248	142,235

There were 5,992,231 shares represented by broker non-votes.

Proposal 2: To approve the amendment and restated 2012 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
14,178,445	1,742,303	801,735	5,992,231

Proposal 3: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2014.

For	Against	Abstain	Broker Non-Votes
22,525,725	165,931	23,058	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2013

ENVIVIO, INC.

By	/s/ JULIEN SIGNÈS
Julien Signès President, Chief Executive Officer and Director